EXHIBIT 10.15

NOTICE OF ELECTION FOR

RATES AND TERMS FOR PUREPLAY WEBCASTERS

2011 LICENSE PERIOD

For all or any portion of the period January 1, 2011— December 31, 2011

I. ELECTION

The Licensee identified below hereby elects, and declares that it is eligible for, the rates and terms for the statutory licenses for the making of ephemeral phonorecords and digital audio transmissions of sound recordings1 by pureplay webcasters set forth in the Federal Register at 74 Fed. Reg. 34796 (Jul. 17, 2009) (the “Pureplay Webcaster Rates and Terms”) and authorized pursuant to the Webcaster Settlement Act of 2009 (Pub. L. No. 111-36; to be codified at 17 U.S.C. § 114(f)(5)). This election is for the period commencing on January 1, 2011, or the date of the Licensee’s first digital audio transmission of a sound recording under the statutory licenses after such date, and ending on December 31, 2011.

This election is for any eligible digital transmissions and ephemeral recordings on stations and channels owned and/or operated by the Licensee. (In order to elect the rates and terms applicable to “Small Pureplay Webcasters,” as defined in 74 Fed. Reg. 34796, at 34797 (Jul. 17, 2009), the Licensee must submit a separate Notice of Election for Small Pureplay Webcasters instead of the Notice of Election for Pureplay Webcasters.)

The Licensee acknowledges that this election to pay royalties in accordance with the Pureplay Webcaster Rates and Terms is in lieu of any different rates and terms that may be available to such Licensee. Upon filing of this notice of election, and for so long as the service qualifies for the Pureplay Webcaster Rates and Terms, the Licensee acknowledges and agrees that it cannot opt out of these Rates and Terms or otherwise elect different rates and terms during the period for which this election is made.

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[1]	17 U.S.C. §§ 112(e) & 114.

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NOTICE OF ELECTION

RATES AND TERMS FOR PUREPLAY WEBCASTERS

2011 LICENSE PERIOD

II. LICENSEE INFORMATION

1. Name of Licensee[2]:	Pandora Media, Inc.

2. Name of Corporate Parent[3]:

3. Mailing address[4]:	2101 Webster Street

Suite 1650

4. City/State/Zip:	Oakland, CA 94612

5. Telephone number:	Main: 510-451-4100

6. Fax number:	Legal fax: 510-842-6911

7. Contact person for questions:	Delida Costin

8. Telephone number for contact person:	Work: 510-842-7939 / Fax 510-842-7939 / Mobile 650-270-3221

9. E-mail address for contact person:	DCostin@pandora.com

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[2]	The “Licensee” should be the entity identified on the Notice of Use filed pursuant to 37 C.F.R. § 370.1.
[3]	Name of corporate parent only needs to be listed if different from the Licensee.
[4]	A post office box is acceptable only if it is the only address that can be used in that geographic location.

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NOTICE OF ELECTION

RATES AND TERMS FOR PUREPLAY WEBCASTERS

2011 LICENSE PERIOD

CERTIFICATION

The undersigned hereby states that he or she is authorized to make the election set forth above.

Signature:	/s/ Delida Costin

Name:	Delida Costin

Title:	General Counsel

Date:	12/13/10

Licensees must comply with all requirements of the statutory licenses under Sections 112(e) and 114 of the Copyright Act, including all requirements set forth in the applicable rates and terms adopted pursuant to those statutory licenses. SoundExchange is not in a position to determine whether each of the many services that rely on these statutory licenses is eligible for statutory licensing and does not in fact make any such determination. Nor does SoundExchange verify that such Licensees are in full compliance with all applicable requirements of the two statutory licenses. Accordingly, SoundExchange’s acceptance of a Notice of Election, Statement of Account, Report of Use, payment, or anything else provided by a Licensee does not express or imply any acknowledgment that a Licensee is in compliance with the requirements of the statutory licenses or otherwise eligible to rely on the statutory licenses. SoundExchange, its members and other copyright owners reserve all their rights to take enforcement action against a Licensee that is not in compliance with those requirements or is otherwise ineligible for the statutory license.

DELIVERY5

A completed Notice of Election must be delivered to:

SoundExchange

ATTN: Royalty Administration

1121 Fourteenth Street, N.W., Suite 700

Washington, DC 20005

[5]	SoundExchange does not acknowledge receipt of documents. If you wish to receive notice of delivery,

please mail this form by Certified Mail, return receipt requested.

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NOTICE OF ELECTION

RATES AND TERMS FOR PUREPLAY WEBCASTERS

2011 LICENSE PERIOD

SCHEDULE A

URL	DATE OF FIRST TRANSMISSION[6]

www.pandora.com	01-01-2006

[6]	“Date of First Transmission” is the first date that the Licensee’s eligible digital transmissions and ephemeral recordings were (or intend to be) subject to the Pureplay Webcaster Rates and Terms.

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